First BanCorp Investor Presentation September 2013 Exhibit 99.1

Disclaimer
1
This presentation contains “forward-looking statements” concerning First BanCorp’s (the “Corporation”) future economic performance. The words or phrases “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, uncertainty about whether the Corporation and FirstBank Puerto Rico (“FirstBank”
or “the Bank”)  will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York
(the “FED”) and the order dated June 2, 2010 (the “Order”)that FirstBank  entered into with the FDIC and the Office of the Commissioner of Financial Institutions of
Puerto Rico that, among other things, require FirstBank to maintain certain capital levels and reduce its special mention, classified, delinquent and non-performing assets; the risk of being subject to possible additional regulatory actions; uncertainty as to the availability of certain funding sources, such as retail brokered CDs; the
Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the Order; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the
Corporation’s stockholders in the future due to the Corporation’s inability to receive approval from the FED to receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the high levels of non-performing assets, charge-offs and the provision expense and may subject the Corporation to further risk from loan defaults and foreclosures; adverse changes in general economic conditions in the United States and in Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates, real estate prices and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for all of the Corporation’s products and services and the value of the Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the United States and the U.S. and British Virgin Islands, which could affect the
Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the United States’
financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System, the FDIC, government-sponsored housing agencies and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the
Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expense; risks of not being able to recover the assets pledged to Lehman Brothers Special Financing, Inc.; the impact on the Corporation’s results of operations and financial condition associated with acquisitions and dispositions; a need to recognize additional impairments on financial instruments or goodwill relating to acquisitions; risks that downgrades in the credit ratings of the
Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s businesses, business practices and cost of operations; and general competitive factors and industry consolidation.
The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws. Investors should refer to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of such factors and certain risks and uncertainties to which the Corporation is subject.

First BanCorp

Aguadilla
Isabela
Quebradillas
Camuy
Hatillo
Arecibo
Barceloneta
Manatí
Vega Baja
Dorado
Toa Baja
Cataño
San Juan
Carolina
Loíza
Río Grande
Luquillo
Fajardo
Aguada
Moca
San Sebastián
Rincón
Añasco
Las Marías
Lares
Utuado
Florida
Ciales
Morovis
Corozal
Toa Alta
Bayamón
Guaynabo
Trujillo Alto
Canóvanas
Naranjito
Gurabo
Juncos
Naguabo
Ceiba
Mayagüez
Maricao
Adjuntas
Jayuya
Orocovis
Barranquitas
Comerío
Aguas Buenas
Caguas
Cidra
San Lorenzo
Las Piedras
Humacao
Hormigueros
San Germán
Sabana Grande
Yauco
Guayanilla
Peñuelas
Ponce
Villalba
Juana Díaz
Coamo
Aibonito
Cayey
Cabo Rojo
Lajas
Guánica
Santa Isabel
Salinas
Guayama
Arroyo
Patillas
Maunabo
Yabucoa
First Bank
First Mortgage
First Bank Insurance
First Leasing
moneyexpress
UBS

Eastern
Caribbean:
7% of Assets
14 bank branches
3 First Express branches
Well diversified with significant competitive strengths
Franchise Overview
Founded in 1948
Headquartered in San Juan, Puerto
Rico with operations in PR, Eastern
Caribbean (Virgin Islands) and
Florida
–
~2,500 FTE employees
(1)
2nd largest financial holding
company in Puerto Rico with
attractive business mix and
substantial loan market share
Florida presence with focus on
serving south Florida region
The largest depository institution
in the Virgin Islands with
approximately 40% market share
151 ATM machines and largest
ATM network  in the Eastern
Caribbean Region (2)
A well diversified operation with
over 650,000 retail & commercial
customers
2
Total Assets - $12.8B
Total Loans - $9.7B
Total Deposits - $10.0B
47 Branches 35 Branches 5 Branches 2 Branches 26 Branches 8 In-Branches
12 bank branches
1 Loan Production Office
SE Florida:
7% of Assets
30% of core
deposits
(3)
15% of core
deposits
(3)
As of June 30, 2013.
1) FTE = Full Time Equivalent.
2) Eastern Caribbean Region or ECR includes United States and British Virgin Islands.
3) Data as of December 31, 2012. Core deposits excludes brokered deposits allocated to Puerto Rico.

–
5.0%
10.0%
15.0%
20.0%
2005 2007 2009 2011 2013 2015
U.S. P.R. U.S. projected P.R. projected
Outlook on economic growth projections in PR
GNP: -0.4% for FY 2013 and 0.2% for FY 2014  (PR
Planning Board)
Real GDP: 1.0% for 2013 and 1.9% for 2014 (Global
Insight)
July 2013 unemployment rate of 13.5% compared to July 2012
of 14.0% (PR Planning Board, seasonally adjusted)
Increased tourist  activity in first ten months of fiscal 2013
Hotel occupancy rate of 72.4% for 2013 YTD compared to
average occupancy rate of 69.7% during the same period
2012 (PR Planning Board).
Evaluation of priority infrastructure projects moving forward
Government targeting 65% reduction in fiscal 2014 budget
deficit
Act 154 excise tax fixed to its original level of 4% for five years commencing on July 1, 2013
Tax of approximately 0.5% levied on gross income
Pension plan reform
Privatization of Luis Muñoz Marín International Airport
Puerto Rico economic update
Unemployment
(1)
Economic Activity Recent Changes
3
Real GDP
(1)
1) Source: Global Insight’s Comparative World Overview, Quarterly data.
10.0%
10.5%
5.3%
6.1%
(10.0%)
(5.0%)
–
5.0%
2008 2010 2012 2014 2016
U.S. P.R. U.S. projected P.R. projected
2.4%
3.0%
1.2%
1.6%
(2.1%)
(3.7%)
PR has lagged the US recovery coming out of the credit crisis

2009	Today (2Q 2013)	Change ('09-2Q'13)	% improvement
	NPAs	$1,711	$752	↓ $959	56% [1]
	NPAs / assets	8.7%	5.9%	↓ 284 bps	
	Tier 1 Common	4.1%	12.3%	↑ 818 bps	98% [1]
	TCE / TA	3.2	8.6	↑ 544 bps	76% [1]
	Core deposits	$5,108	$6,695	↑ $1,587	31% [1]
	NIM	2.69%	4.04%	↑ 135 bps

Our turnaround story
Franchise Overview
($ in millions)
De-Risking of Balance Sheet
Capital
Enhanced Franchise Value
4
June 2010:
Written
Agreement
with the FED
and Consent
Order with
FDIC
July 2010:
The U.S.
Treasury
exchanged
TARP for
convertible
preferred
August 2010:
Exchange of 89%
Perpetual
Preferred Stock
for Common
February 2011:
Sale of non-
performing
loans with a
book value of
$269 million
Feb-April 2011:
Sale of $330
million of MBS
and  $518
million of
performing
residential
mortgages
March 2013:
Sale of non-performing
loans with a book value
of $217.7 million and
entered two separate
agreements for sale of
NPLs with a book value
of $99 million
2010 2011 2013
October 2011:
Conversion of
the shares held
by the U.S.
Treasury into
32.9 million
shares of
common stock
May 2012:
Acquisition of a $406
million portfolio of
FirstBank-branded
credit cards from FIA
June 2013:
Write-off of $66.6
million collateral
pledged to
Lehman, sale of
NPLs with book
value of $203.8
million and $19.2
million of OREO
October 2011:
Private placement
of $525 million in
common stock.
Lead investors
included Thomas H.
Lee & Oaktree
2012
1) Represents change in dollar amount.
August 2013:
Completed
secondary
offering reducing
ownership
interest of U S
Treasury and PE
Investors

First BanCorp

citi
doral
OFGBancorp
POPULAR
Santander
Scotiabank

Franchise Overview
Source: PR Market Share Report prepared with data provided by the Commissioner of Financial Institutions of Puerto Rico as of  6/30/13.
1) Puerto Rico only.
2) Calculated as institution bank branches within a mile of an FBP branch as a percentage of total institution branches.
3) Alphabetical order.
Well positioned Puerto Rico institution in a consolidating market
5
Puerto Rico Total Assets (1) Puerto Rico Total Loans (1) Puerto Rico Deposits, Net of Brokered
(1)
($ in millions)
Strong and uniquely positioned franchise in
densely populated regions of core operating
footprint
Strong market share in loan portfolios
facilitates customer relationship expansion and
cross-sell to increase deposit share
Long-term opportunity for additional
consolidation
Branch overlap of greater than 40% with six
Puerto Rico institutions
(2)
1-mile branch overlap
(3)
64
42
80%
42
47
44
Portfolio
Balance
Market
Share
Portfolio
Balance
Market
Share
Portfolio
Balance
Market
Share
1 Banco Popular $26,132 39.9% 1 Banco Popular $19,212 38.8% 1 Banco Popular $17,852 44.1%
2 FirstBank 9,662 14.8% 2 FirstBank 8,123 16.4% 2 Banco Santander 5,694 14.1%
3 Oriental Bank 7,405 11.3% 3 Banco Santander 5,413 10.9% 3 Oriental Bank 4,908 12.1%
4 Banco Santander 7,031 10.7% 4 Scotiabank 5,146 10.4% 4 FirstBank 3,858 9.5%
5 Scotiabank 7,002 10.7% 5 Oriental Bank 5,083 10.3% 5 Scotiabank 3,427 8.5%
6 Doral Bank 5,477 8.4% 6 Doral Bank 2,839 5.7% 6 Citibank 2,227 5.5%
7 Citibank 2,223 3.4% 7 Other 2,692 5.4% 7 Doral Bank 2,031 5.0%
8 Banco Cooperativo 518 0.8% 8 Citibank 755 1.5% 8 Banco Cooperativo 437 1.1%
9 BBU 20 0.0% 9 Banco Cooperativo 193 0.4% 9 BBU 25 0.1%
Total $65,469 100% Total $49,456 100% Total $40,460 100%
Institutions Institutions Institutions

First BanCorp

	☑ • • • ☑ •
Franchise Value	☑ Pre-tax pre-provision income $86.4 million YTD 2013 up 19% from 1H 2012 ☑ Stable Net Interest Margin 4.00% in 6 months ended 2013 compared to 3.33% for the six months ended June 30, 2012 ☑ Expanding products mix and maximizing cross-selling opportunities ☑ Growing core deposits up $205 million in 2013 ☑ Reenergized loan production $1.8 billion originations 1H13 vs. $1.4 billion 1H12 ☑ Optimizing expenses; continued focus on operational excellence
Capital	☑ Strong capital base, growing through earnings generation, to support continued execution of Strategic Plan with focus on the recapture of the $523 million Deferred Tax Asset Valuation Allowance.
Risk Management	☑ Proactive approach to risk management ☑ In compliance with Regulatory Agreements ☑ Enhanced BOD talent with additional financial and risk management expertise

Core Franchise is Strong
Effectively executing Strategic Plan towards Profitability
Management focused on continued strengthening of the franchise and executing on profitability levers
Balance Sheet
Improving risk profile;  current focus on organic reduction of NPAs
Executing on opportunities to reduce cost of funds
6
Completed two bulk sales of adversely classified loans and OREO properties with total book value of $441 million in first half of 2013
NPAs decreased for the 13
th
consecutive quarter
NPAs down 39% or $486 million YTD 2013
$1.8 billion brokered CDs maturing in twelve months at average rate of 1.28%

3.00%
2.00%
1.00%
0.00%
1.87%
1.56%
1.34%
0.88%
0.81%
2009
2010
2011
2012
2Q 2013
Total Deposits, Net of Brokered CDs

Core deposit growth strategy continues producing
positive results; $1.5B since 2009
Florida continues to be a strong funding source
Focus remains on cross-selling opportunities
Cost of deposits, net of brokered CDs, decreased to 0.81%
Reduced reliance on brokered CDs
$3.3bn (33% of deposits) today vs. $7.4bn (60%) in
2009
$1.8 billion brokered CDs maturing over next twelve
months at average rate of 1.28%; brokered CDs being
renewed at average rate of 0.75% - 0.85%
($ in millions)
Core Deposits
(1)
Total Deposit Composition
Cost of Deposits
(1)
1) Total Deposits excluding Brokered CDs.
Opportunity for Earnings Growth
Successful deposit growth over recent years
7
Brokered CDs
33%
Non-interest
bearing
9%
Interest bearing
58%
2Q 2013
Brokered CDs
60%
Non-interest
bearing
6%
Interest bearing
34%
4Q 2009
$5,108
$5,800
$6,176
$6,490
$6,695
Retail Commercial CDs & IRA
Public Funds
2,381
2,477
2,654
2,776
2,835
774
763
915
1,108
1,144
1,505
2,090
2,126
2,077
2,111
448
470
481
529
605
$6,000
$4,500
$3,000
$1,500
$0
2009
2010
2011
2012
2Q 2013

$1,100
$880
$660
$440
$220
$0
$838
$755
$914
$802
$1,020
391
16
237
194
252
12
304
187
357
39
305
214
265
28
279
229
431
15
312
262
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

Continued focus on revenue generation through
growth in Consumer and Residential Mortgage
market share & rebuilding Commercial portfolio
Strong origination activity at $1 billion for 2Q ‘13:
Residential mortgages originations increased
$33 million
Consumer loans originations increased $33
million
• Auto loan originations increased $11
million
• Personal loan originations increased
$13 million
• Credit card utilization activity of $96
million
2013 focus on rebuilding Commercial book
• Achieved $90 million growth in 2Q
2013
• First quarter of growth since 2009
• Executing on Florida growth
opportunities
8
Loan Portfolio
1) Originations include purchases, refinancings, and draws from existing revolving and non-revolving commitments.
Strong Origination Capabilities
Loan Originations
(1)
($ in millions)
Steady increase in residential and consumer originations
3,417
2,874
2,747
2,714
2,511
1,716
1,562
2,013
2,020
2,047
701
428
362  223
195
5,822
5,695
4,933
4,603
4,693
301
16
85
276
238
$11,957
$10,575
$10,140
$9,836
$9,684
$0
$5,000
$10,000
$15,000
2010 2011 2012 1Q 2013 2Q 2013
Residential Consumer & Finance Leases
Construction Commercial
Loans Held for Sale

First BanCorp

NPLs Held for Sale
Repossessed Assets & Other
Loans Held for Investment
NPAs / Assets
$2,000
$1,600
$1,200
$800
$400
$0
$1,790 $1,701 $1,669 $1,562 $1,410 $1,390 $1,377 $1,337 $1,332 $1,308 $1,259 $1,238 $1,087 $752
150 150 163 159 163 172 176 188 194 213 242 251 260 148 256 95 151
1,639 1,551 1,506 1,239 1,233 1,208 1,184 1,138 1,119 1,066 1,008 976 683 506
9.5% 10.0% 9.3% 10.2% 10.2% 9.6% 8.4% 5.9%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2010 2011 2012 2013

Construction
Commercial
Consumer
Residential
$600
$400
$200
$0
$445 $295 $180 $101
186 142 54 63
101 118 38 39
41 67 35 37
7 51 27 16
2010 (2)
2011
2012
2013 YTD (3)

Continuing De-risking of the Balance Sheet
9
Net Charge-offs (NCO) (1)
Non-performing Assets (NPA)
NPAs are down over $1 billion, or 58%, since the peak in 1Q 2010
Total NPLs are also down over $1 billion, or 73%, since the peak in 1Q 2010
Recent actions (1H 2013)
Bulk sale of NPAs ($441m book value), resulting in NCOs of $197m
Transferred $182m of loans to held for sale resulting in NCOs of $36m
Non-cash charge of $67m due to write-off of securities pledged to
Lehman
($ in millions)
(5)
1) Excludes bulk sales.
2) Excludes $165 million of net charge-offs associated with the bulk sale to CPG in 2010.
3) Excludes $232 million of net-charge offs associated with the bulk asset sales and transfer of loans in 2013.
4) June 30, 2013.
5) Net Carrying Amount = % of carrying value net of reserves and accumulated charge-offs.
Focus remains on organic reductions of nonperforming assets including the disposition of $246 million of HFS and OREO
Proactively managing asset quality
Commercial Non-performing Loans (includes HFS) (4)
Product Book Value
Accumulated
Charge-offs
Reserves
Net Carrying
Amount
C & I $129.1 $45.1 $28.2 57.9%
CRE 177.6 42.9 29.7 67.1%
Construction 125.1 104.5 15.6 47.7%
Total $431.8 $192.5 $73.5 57.4%

Focus on Strategic Plan
Rebuild earnings and de-risk balance sheet
10
($ in millions, except per share results)
2Q 2013 Highlights
Net loss of $122.6 million, or $0.60 per diluted share, including a $72.9 million loss related to the bulk sale of assets and $66.6 million loss related to the write-off of assets pledged as collateral with Lehman
Adjusted net income of $16.8 million, or $0.08 per diluted share, excluding the aforementioned items
Net interest margin increased by 8 basis points to 4.04%; 58 basis point increase YoY driven by further reductions in funding costs
Completed the bulk sale of a nonperforming pool of residential loans with book value of $203.8 million, as well as $19.2 million of
OREO for $128.3 million in an all cash transaction
Completed sale of $40.8 million non-performing commercial mortgage loan without incurring in additional losses
Capital remains strong with total capital ratio, tier 1 and leverage of 16.6%, 15.3% and 11.3%, respectively (2)
Expect credit related expenses for the second half of 2013 to be lower than the first half by approximately $10 million based on the bulk  sale expenses included in credit cost in the first half of the year and the reduced level of non-performing loans
Income Statement 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
GAAP Net Interest Income 108.7 $              125.5 $              125.6 $              124.5 $              126.9 $
Provision for loan and lease losses 24.9                     29.0                     30.5                     111.1                   87.5
Non-interest income 16.5                     17.3                     20.1                     19.1                     14.3
Impairment of collateral pledged to Lehman (66.6)
Equity in (losses) gains of unconsolidated entities (2.5)                      (2.2)                      (8.3)                      (5.5)                      0.6
Non-interest expense 86.9                     91.8                     90.9                     98.0                     111.3
Pre-tax net income (loss) 10.9                     19.8                     16.0                     (71.0)                    (123.6)
Income tax (expense) benefit (1.5)                      (0.8)                      (1.5)                      (1.6)                      1.0
Net income (loss) 9.4 $                    19.1 $                  14.5 $                  (72.6) $               (122.6) $
Adjusted Pre-tax pre-provision earnings 37.9 $                  51.4 $                  54.5 $                  50.5 $                  35.9 $
Net Interest Margin, (GAAP) (%) 3.46% 3.98% 3.91% 3.96% 4.04%
Net income (loss) per common share-basic 0.05 $                  0.09 $                  0.07 $                  (0.35) $               (0.60) $
(1)
1) See reconciliation on page 18.
2) First Bancorp cannot be considered well-capitalized because of the regulatory agreements.

Opportunity for Earnings Growth
Targeted strategies for growth
Puerto Rico Market Share
(1)
1) Source: Office of the Commissioner of Financial Institutions of Puerto Rico as of 6/30/13 and internal reports.
11
Current
Market
Share
Jun-13
Rank
Auto / leasing 19% 2
Commercial 20% 2
Credit cards 18% 2
Mortgage
originations
15% 3
Personal 8% 4
ACH Transactions 11% 6
ATM Terminals 8% 3
Debit Cards 7% 4
POS Terminals 11% 2
Branches 12% 4
Deposits 10% 4
Opportunities for ongoing market share gains
Largest opportunity on deposit products, electronic
banking & transaction services
Growth in selected loan products for balanced
risk/return to manage risk concentration and
diversify income sources
Recently acquired FirstBank-branded credit card
portfolio
Diversifies revenue stream and loan portfolio
composition
Opportunity to broaden and deepen relationships
SE Florida
Expansion prospects in Florida given long-term
demographic trends
Continue focus in core deposit growth, commercial
and transaction banking and conforming residential
mortgages
Virgin Islands
Solidify leadership position by further increasing
customer share of wallet
Puerto Rico

Opportunity for Earnings Growth
12
Path to improved profitability
Net Interest
Income
Improvement
Cost of funds
reduction
$1.8B of brokered
CD’s maturing at 128
bps to be replaced at
75-85bps
Excess liquidity re-
investment
$700MM currently
yielding 25 bps
Replacement of NPLs
for performing loans
Additional loan
Provision
Reduction
Currently 134bps of
loans (excluding
bulk sales)
2000-2008
weighted average
provision of 98bps
on loans
Deposit fee income
from expansion of
transaction deposit
base
Non-interest bearing
represents only 9% of
deposit base
Market share
expansion of
transaction
processing
Credit costs of
$27MM
(1)
for the first
6 months of 2013
compared to 2008
annual expense of
$23MM
Fee Income
Opportunities
Operating Expense
Reduction
Long-term Efficiency Ratio Target of 55%
1) Represents net loss on REO operations and professional fees from collections, appraisals and other credit related fees.
FDIC Cost reduction
POS Terminals, Debit
cards, ACH
transactions, ATM
Terminals
growth  as economy
recovers across our
geographies
with credit profile
improvement ($15 – 20
million annually)

Key Investment Highlights
13
As of June 30, 2013.
1) See reconciliation to net income on page 18.
2) See reconciliation to total equity on page 19.
3) Assuming 100% reversal of Deferred Tax Asset Valuation Allowance of $523m; shares outstanding of 207m. See reconciliation to adjusted tangible book value on page 19.
Improving core operating performance
Average pre-tax pre-provision income for the last four quarters of $48m
(1)
NIM expanded 135 bps since 2009 to 4.04% in 2Q 2013
Stabilization of non-interest expenses; expected reduction in credit-related expense
Healthy capital levels
Tier 1 Common of $1.2bn or 12.3% and Tier 1 capital of 15.3%
Tangible Book Value of $1.1bn or $5.32 / share
(2)
Deferred Tax Asset Valuation Allowance of $523m; Adjusted Tangible Book Value
(3)
of $7.85 / share
Continuing de-risking of the balance sheet
Total NPAs declined for the 13
th
consecutive quarter, down over $1bn or 58% since peak in 1Q 2010
Focus remains on organic reductions of non-performing assets
Opportunity for revenue expansion and earnings growth
Strong loan origination capabilities ($1.8bn YTD 2013)
Potential for NIM expansion through reduction in cost of deposits
Expected reduction in credit-related and other expenses (e.g., FDIC insurance)
Increasing market share in fee generating products and services, consumer and mortgage loan originations
Opportunity for commercial loan growth in SE Florida
Stabilization in Puerto Rico’s economy provides opportunities for growth
Long-term potential for value creation from consolidation in Puerto Rico

Appendix

Stock Profile
15
Trading Symbol:
• FBP
Exchange:
• NYSE
Share Price
(9/13/13):
• $6.39
Shares Outstanding
(as of
June 30, 2013):
• 206,991,155
Market Capitalization
(9/13/13):
• $1.35bn
1 Yr. Average Daily
Volume:
• 553,028
Price
(9/13/13)
to Tangible
Book
(6/30/13):
• 1.20x
Price
(9/13/13)
to Adjusted
Tangible Book
(1)
(6/30/13):
• 0.81x
5% of more Beneficial Ownership
Beneficial Owner Amount
Percent of
Class
Entities affiliated with Thomas H. Lee
Partners, L.P.
41,843,581 20.2%
Entities managed by Oaktree Capital
Management, L.P.
41,843,581 20.2
United States Department of the
Treasury
(2)
20,966,340 10.1
Wellington Management Company, LLP
(3)
16,421,858 7.9
Assuming 100% reversal of Deferred Tax Valuation Allowance of $523m; shares outstanding of  207m.
Includes the U.S. Treasury warrant that entitles it to purchase up to 1,285,899 shares of Common Stock at an exercise price of $3.29 per share, as adjusted as a result of the issuance of shares of Common Stock in the Corporation’s $525m private placement of Common Stock completed in October 2011. The exercise price and the number of shares issuable upon exercise of the warrant are subject to further adjustments under certain circumstances to prevent dilution. The warrant has a 10-year term from its issue date and is exercisable in whole or in part at any time.
As of June 30, 2013.
1)
2)
3)

Capital Position and Asset Quality
Asset quality remains our number one focus, while preserving and growing capital
Strong capital position:  Total capital, Tier 1 capital and Leverage ratios of the Corporation of 16.6%, 15.3% and
11.3%, respectively.  $523 million Deferred Tax Asset Valuation Allowance.
NPAs/Assets
Leverage ratio Tier 1 Capital Ratio Total Capital Ratio
16
9.5%
9.4%
10.0%
10.0%
9.3%
9.8%
10.2%
10.2% 10.2%
10.1%
9.6%
9.5%
8.4%
5.9%
8.4%
8.1%
8.3%
7.6%
7.8%
8.0%
8.4%
11.9%
12.3%
12.5%
12.7%
12.6%
12.1%
11.3%
12.0%
12.1%
12.0%
10.7%
10.7%
11.1%
11.1%
15.8%
16.0%
16.0%
16.2%
16.5%
16.2%
15.3%
13.3%
13.4%
13.3%
12.0%
12.0%
12.4%
12.4%
17.1%
17.4%
17.3%
17.5%
17.8%
17.4%
16.6%
6.0%
12.0%
18.0%
1Q '10 2Q '10 3Q '10 4Q '10 1Q '11 2Q '11 3Q '11 4Q '11 1Q '12 2Q '12 3Q '12 4Q '12 1Q '13 2Q '13
Core franchise is strong
–

Non-performing Assets
1) Collateral pledged with Lehman Brothers Special Financing, Inc.
17
2009 2010 2011 2012 6/30/2013
Non-performing loans held for investment:
  Residential mortgage 441,642 $          392,134 $          338,208 $          313,626 $          133,937 $
  Commercial mortgage 196,535             217,165             240,414             214,780             136,737
  Commercial & industrial 241,316             317,243             270,171             230,090             131,906
  Construction 634,329             263,056             250,022             178,190             68,204
  Consumer & finance leases 50,041                49,391                39,547                38,875                35,416
   Total non-performing loans held for investment 1,563,863          1,238,989          1,138,362          975,561             506,200
OREO 69,304                84,897                114,292             185,764             139,257
Other repossessed property 12,898                14,023                15,392                10,107                11,503
Other assets
(1)
64,543                64,543                64,543                64,543                -
  Total non-performing assets, excluding loans held for sale 1,710,608          1,402,452          1,332,589          1,235,975          656,960
Non-performing loans held for sale -                       159,321             4,764                   2,243                   94,951
  Total non-performing assets 1,710,608 $      1,561,773 $      1,337,353 $      1,238,218 $      751,911 $
($ in millions)

Adjusted Pre-tax, Pre-provision Income Reconciliation
18
($ in thousands)
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
Income (loss) before income taxes 10,901 $         19,834 $         16,028 $         (71,011) $       (123,562) $
Add: Provision for loan and lease losses 24,884            28,952            30,466            111,123          87,464
Add: Net loss on investments and impairments 143                   547                   69                     117                   42
Less: Unrealized gain (loss) on derivatives instruments and
liabilities measured at fair value
(506)                (170)                (432)                (400)                (708)
Add: Bulk sales related expenses and other professional fees related to the terminated preferred stock exchange offer
-                    -                    -                    5,096              3,198
Add:  Loss on certain OREO properties sold as part of the bulk sale of non-performing residential mortgage assets
-                    -                    -                    -                    1,879
Add:  National gross tax receipts tax corresponding to Q1 2013 recorded during Q2 2013 after enactment
-                    -                    -                    -                    1,656
Add: write-off of collateral pledged to Lehman -                    -                    -                    -                    66,574
Add: Equity in losses (earnings) of unconsolidated entities 2,491              2,199              8,330              5,538              (648)
Adjusted Pre-tax, pre-provision income 37,913 $         51,362 $         54,461 $         50,463 $         35,895 $
Quarter Ended

Tangible Book Value Per Share Reconciliation
19
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
Tangible equity:
Total equity - GAAP 1,449 $              1,484 $              1,485 $              1,404 $              1,222 $
Preferred equity (63)                       (63)                       (63)                       (63)                       (63)
Goodwill (28)                       (28)                       (28)                       (28)                       (28)
Purchased credit card relationship (24)                       (24)                       (24)                       (23)                       (22)
Core deposit intangible (11)                       (10)                       (9)                         (9)                         (8)
Tangible common equity 1,323 $              1,359 $              1,361 $              1,282 $              1,101 $
Common shares outstanding 206                      206                      206                      206                      207
Tangible book value per common share 6.42 $                  6.59 $                  6.60 $                  6.21 $                  5.32 $
Deferred tax valuation allowance 367 $                   360 $                   360 $                   384 $                   523 $
Deferred tax valuation allowance per share 1.78                     1.75                     1.75                     1.86                     2.53
Adjusted tangible book value per share 8.20 $                  8.34 $                  8.34 $                  8.08 $                  7.85 $
($ in millions, except for per share data)